PRESS RELEASE
For Immediate Release

Date:	August 16, 2010
Contact:	Bruce W. Teeters, Sr. Vice President
Phone:	(386) 274-2202
Facsimile:	(386) 274-1223

CONSOLIDATED TOMOKA LAND CO. ANNOUNCES
CORRECTION OF AN ACCOUNTING ERROR

DAYTONA BEACH, FLORIDA - Consolidated-Tomoka Land Co., (NYSE Amex-CTO) issued a press release on July 21, 2010, announcing its earnings for the second quarter and first six months of 2010.  Subsequent to the press release management became aware of an accounting error with respect to 2009 second quarter land sales to Volusia County, primarily for right-of-way acquisition, and an unrecorded $1,125,000 commitment to fund a portion of the road construction costs. The appropriate accounting would have been to record the road construction contribution, as a reduction of the land sales price.  The $1,125,000 funding commitment was previously disclosed in the Company’s second quarter 2009 Form 10-Q and 2009 Form 10-K.  After evaluating the quantitative and qualitative aspects of the misstatement in accordance with applicable guidance of the Securities and Exchange Commission, the Company determined the correction was not material to the quarters ended June 30, 2009 and 2010 and the year ended December 31, 2009.  As a result, the accounting correction was made in the quarter ended June 30, 2010.  The effect of the correction was to reduce revenues and profits from real estate sales by $1,125,000, in addition to reducing income tax expense and deferred income taxes by 405,000.  The adjustment had the effect of decreasing net income by $720,000 during the quarter, equivalent to $.13 per share.

This press release sets forth the updated version of the previously announced earnings after taking into account the accounting error.

    Consolidated-Tomoka Land Co. is a Florida-based company primarily engaged in converting Company owned agricultural lands into a portfolio of net lease income properties strategically located in the Southeast, through the efficient utilization of 1031 tax-deferred exchanges.  The Company has low long-term debt and currently generates over $9 million annually before tax cash flow from its income property portfolio.  The Company also engages in selective self-development of targeted income properties. The Company’s adopted strategy is designed to provide the financial strength and cash flow to weather difficult real estate cycles.  Visit our website at www.ctlc.com.

“Safe Harbor”

Certain statements contained in this press release (other than statements of historical fact) are forward-looking statements.  The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made.  Forward-looking statements are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon the Company.  There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the quarter ended June 30, 2010, and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely.  These risks and uncertainties include, but are not limited to, the strength of the real estate market in the City of Daytona Beach in Volusia County, Florida; the impact of a prolonged recession or further downturn in economic conditions; our ability to successfully execute acquisition or development strategies; any loss of key management personnel; changes in local, regional and national economic conditions affecting the real estate development business and income properties; the impact of environmental and land use regulations; the impact of competitive real estate activity; variability in quarterly results due to the unpredictable timing of land sales; the loss of any major income property tenants; and the availability of capital.  Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company’s Securities and Exchange Commission filings, including, but not limited to, the Company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the Company or the SEC.

While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced herein in light of future events.

This release refers to certain non-GAAP financial measures.  As required by the SEC, the Company has provided a reconciliation of these measures to the most directly comparable GAAP measures with this release.  Non-GAAP measures as the Company has calculated them may not be comparable to similarly titled measures reported by other companies.

EARNINGS NEWS RELEASE

	QUARTER ENDED
	JUNE 30,	JUNE 30,
	2010	2009

REVENUES	$2,682,061	$5,263,530

NET INCOME (LOSS)	$(593,171)	$187,809

BASIC & DILUTED EARNINGS (LOSS) PER SHARE:
NET INCOME (LOSS)	$(0.10)	$0.03

	SIX MONTHS ENDED
	JUNE 30,	JUNE 30,
	2010	2009

REVENUES	$6,387,940	$9,109,457

NET INCOME (LOSS)	$(515,352)	$510,015

BASIC & DILUTED EARNINGS (LOSS) PER SHARE:
NET INCOME (LOSS)	$(0.09)	$0.09

RECONCILIATION OF NET INCOME TO EARNINGS BEFORE
DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDDT)

	QUARTER ENDED
	JUNE 30,	JUNE 30,
	2010	2009
NET INCOME (LOSS)	$(593,171)	$187,809

ADD BACK:

DEPRECIATION & AMORTIZATION	686,897	685,270

DEFERRED TAXES	(320,980)	260,631

EARNINGS (LOSS) BEFORE DEPRECIATION, AMORTIZATION
AND DEFERRED TAXES	$(227,254)	$1,133,710

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,723,872	5,723,268

BASIC EBDDT PER SHARE	$(0.04)	$0.20

	SIX MONTHS ENDED
	JUNE 30,	JUNE 30,
	2010	2009
NET INCOME (LOSS)	$(515,352)	$510,015

ADD BACK:

DEPRECIATION & AMORTIZATION	1,379,800	1,368,157

DEFERRED TAXES	(322,158)	113,863

EARNINGS (LOSS) BEFORE DEPRECIATION, AMORTIZATION
AND DEFERRED TAXES	$542,290	$1,992,035

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,723,607	5,724,879

BASIC EBDDT PER SHARE	$0.09	$0.35

EBDDT - EARNINGS BEFORE DEPRECIATION, AMORTIZATION, AND DEFERRED TAXES. EBDDT IS NOT A MEASURE OF OPERATING RESULTS OR CASH FLOWS FROM OPERATING ACTIVITIES AS DEFINED BY U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. FURTHER, EBDDT IS NOT NECESSARILY INDICATIVE OF CASH AVAILABILITY TO FUND CASH NEEDS AND SHOULD NOT BE CONSIDERED AS AN ALTERNATIVE TO CASH FLOW AS A MEASURE OF LIQUIDITY. THE COMPANY BELIEVES, HOWEVER, THAT EBDDT PROVIDES RELEVANT INFORMATION ABOUT OPERATIONS AND IS USEFUL, ALONG WITH NET INCOME, FOR AN UNDERSTANDING OF THE COMPANY'S OPERATING RESULTS. EBDDT IS CALCULATED BY ADDING DEPRECIATION, AMORTIZATION AND THE CHANGE IN DEFERRED INCOME TAXES TO NET INCOME AS THEY REPRESENT NON-CASH CHARGES.

CONSOLIDATED BALANCE SHEETS

	(UNAUDITED)
	JUNE 30,	DECEMBER 31,
	2010	2009
ASSETS	$	$
Cash	116,175	266,669
Investment Securities	5,030,410	4,966,864
Land and Development Costs	24,182,700	26,700,494
Intangible Assets	4,378,064	4,588,649
Other Assets	8,640,057	6,067,023
	$42,347,406	$42,589,699

Property, Plant and Equipment:
Land, Timber and Subsurface Interests	$14,517,130	$13,960,019
Golf Buildings, Improvements and Equipment	11,859,667	11,798,679
Income Properties Land, Buildings and Improvements	119,844,094	119,800,091
Other Building, Equipment and Land Improvements	3,262,345	3,262,345
Total Property, Plant and Equipment	149,483,236	148,821,134
Less, Accumulated Depreciation and Amortization	(16,004,916)	(14,835,701)
Net - Property, Plant and Equipment	133,478,320	133,985,433

TOTAL ASSETS	$175,825,726	$176,575,132

LIABILITIES
Accounts Payable	$512,719	$864,186
Accrued Liabilities	8,603,871	7,385,250
Accrued Stock Based Compensation	795,850	1,428,641
Pension Liability	1,418,138	1,377,719
Deferred Income Taxes	33,953,210	34,275,368
Notes Payable	13,087,562	13,210,389

TOTAL LIABILITIES	58,371,350	58,541,553

SHAREHOLDERS' EQUITY
Common Stock	5,723,980	5,723,268
Additional Paid in Capital	5,155,438	5,131,246
Retained Earnings	108,009,402	108,639,227
Accumulated Other Comprehensive Loss	(1,434,444)	(1,460,162)

TOTAL SHAREHOLDERS' EQUITY	117,454,376	118,033,579

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$175,825,726	$176,575,132

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